SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2005

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

At a Board of Directors meeting held on February 28, 2005, the Company’s Board of Directors agreed to increase the loan amount available to the Company to $2,500,000 from Mr. Harmel S. Rayat, a Director and majority shareholder of PhytoMedical Technologies, Inc. Proceeds from the loan, which will be drawn down on a “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies.

On April 5, 2005, the Company drew down $150,000 from the loan commitment provided by Harmel S. Rayat and issued an unsecured promissory note, which is due on April 5, 2006 and bears an interest rate of 8.75%.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On April 5, 2005, PhytoMedical Technologies, Inc. issued a news release to comment on the competitive advantages of being a ‘virtual’ company by using contract research organizations (CROs) and the benefits of its Cooperative Research and Development Agreement (CRADA), entered into with the USDA's Agricultural Research Service (ARS) pursuant to the Federal Technology Transfer Act (FTTA). This news release, dated April 5, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Unsecured Promissory Note

Exhibit 99.1 - Press Release dated April 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and CEO

Date: April 8, 2005

EXHIBIT 10.1

PHYTOMEDICAL TECHNOLOGIES, INC.

PROMISSORY NOTE

$150,000.00

April 5, 2005

     PhytoMedical Technologies, Inc., a Nevada corporation (the "Company"), for value received, hereby promises to pay to Harmel S. Rayat ("Holder") or order, the principal sum of one hundred fifty thousand dollars ($150,000.00) with interest as provided below.

     1.   Payment.

     (a) Payment. Subject to the provisions of Section 3 hereof relating to the revision of this Note, principal and accrued interest hereof shall be payable on April 5, 2006 (the "Maturity Date"). Payment hereunder shall be made by the Company to the Holder, at the address as provided to the Company by the Holder in writing, in lawful money of the United States of America. Interest shall accrue with respect to the unpaid principal amount of the loan from the date of this Note until such principal is paid at a rate of eight and three-quarters percent (8.75%) per annum (computed on the basis of a 365-day year).

     (b) Prepayment. The Company shall have the right at any time and without penalty to prepay, in whole or in part, the principal outstanding and/or the interest accrued hereunder.

2.   Events of Default.

The occurrence of any of the following shall constitute an "Event of Default" under this Note:

    (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note on the date due and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to the Company of such failure to pay; or

     (b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidate or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

     (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

3.   Rights of Holder Upon Default.

Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Paragraphs 2(b) and 4(c)) and at any time thereafter during the continuance of such Event of Default, Holder may declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Paragraphs 2(b) and 4(c), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

     4.   Miscellaneous.

     (a) Amendment Provisions. Any provision of this Note other than the principal amount and identity of the Holder may be amended, waived or modified upon the written consent of the Company and the Holder.

     (b) Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and the Holder.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada.

     (d) Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, the Company and the Holder and their respective successors and assigns; provided, however, that the Company may not assign its obligations hereunder without the Holder's prior written consent.

     (e) Enforcement Costs. The Company agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, the Holder expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the Holder hereunder.

     (f) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be duly given upon receipt if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to Holder, at the address or facsimile number of such Holder, or at such other address or number as such Holder shall have furnished to the Company in writing, or (ii) if to Company, at Suite 216, 1628 West 1st Avenue, Vancouver, BC, Canada, V6J 1G1, Attention: Chief Financial Officer or at such other address as Company shall furnish to the Holder in writing.

     (g) Payment. Payment shall be made in lawful tender of the United States.

     (h) Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

PhytoMedical Technologies, Inc.

/s/ Indy Panchi

Name: Indy Panchi

Title: President and CEO

EXHIBIT 99.1

Competitive Advantages of PhytoMedical’s ‘Virtual’ Research and Development Business Model.

Vancouver, BC – April 5, 2005 – PhytoMedical Technologies, Inc. (Symbol: PYTO), an early stage research based biopharmaceutical company focused on the identification, development, and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds, today commented on the competitive advantages of being a ‘virtual’ company by using contract research organizations (CROs) and the benefits of its Cooperative Research and Development Agreement (CRADA), entered into with the USDA's Agricultural Research Service (ARS) pursuant to the Federal Technology Transfer Act (FTTA).

“The concept of creating a ‘virtual’ company by using and taking advantage of the resources offered by CROs is fast becoming what may be the most efficient and economic way for small cap companies such as ours to participate in the burgeoning biotechnology space, but also for  advancing early stage research and the ultimate commercialization of the technologies,” explains Mr. Indy Panchi, President and CEO of PhytoMedical Technologies.

One virtual drug development company led by a recognized authority in virtual drug development believes the virtual business model can reduce total drug development program costs by at least 25% and development times by up to 50%. “Such economies of time and money,” states Mr. Panchi, “may permit a virtual company to maximize its access to resources, provide it with increased flexibility and efficiency, and enhance its competitive capabilities against larger and more traditional thinking pharmaceutical companies.”

A virtual company business typically involves a small group of individuals in charge of strategic management, financial control and regulatory strategy. Functions involving, but not limited to, extraction, fractionation, isolation of active elements, animal studies, drug synthesis, toxicology, clinical and regulatory interactions and filings are generally outsourced to and carried out by either leading CROs with broad expertise or specialist CROs with specific capabilities.

Mr. Panchi continues, “One example of a successful virtual company is Angiosyn, which has operated on comparatively modest budget since its inception in 2003 by outsourcing its experimental treatment for blindness to outside contract companies. With just two employees, Angiosyn’s ‘virtual’ business advanced sufficiently enough to be acquired recently by Pfizer for over $500 million.”  Mr. Panchi adds, “Of course, not all virtual companies will achieve that type of success.”

“In essence, a virtual company is able to leverage available technologies and resources instead of investing shareholder capital on bricks and mortar,” comments Mr. Panchi. “And nowhere is this more apparent than with our cooperative research and development agreement (CRADA) with the USDA’s Agricultural Research Service.

(PhytoMedical’s December 6, 2004 press release can be viewed at:

 http://www.phytomedical.com/IR/PressReleases/20041206-1.html)

“In addition to advancing a technology that has already had over ten years of research and development expenditures by leading government scientists, our agreement also allows us access to fully-equipped modern research laboratory facilities  - - which would otherwise be cost prohibitive for a small company such as ours.” Mr. Panchi continues, “These tremendous savings in both time and infrastructure costs give PhytoMedical a unique advantage over many early stage biotechs who are forced to spend many years and many millions on research facilities, equipment and scientists to achieve the same kind of results.”

The CRADA program, authorized under the Federal Technology Transfer Act of 1986, allows federal laboratories and businesses to form commercial partnerships that help move new technologies into the marketplace. PhytoMedical, through its wholly owned subsidiary, Polyphenol Technologies Corporation, has entered into the CRADA to, among other objectives, synthesize the active components found in cinnamon and characterize their beneficial effects in cell culture systems, animals and ultimately humans.

Over a ten year period, a team of Agricultural Research Service scientists led by Dr. Richard A. Anderson has isolated and characterized several polyphenolic compounds from cinnamon bark which increase sugar metabolism by a factor of 20 in test tube assays using fat cells. Impaired sugar and fat metabolism, present in millions around the world, may lead to type-2 diabetes and cardiovascular diseases.

Diabetes presently affects over 18.2 million Americans (American Diabetes Association) and is expected to rise to 30 million by 2030 (Centers for Disease Control). As one of the leading causes of death and illness worldwide, diabetes costs the American health care system over $132 billion each year.

Dr. Anderson and other research scientists published a study in Diabetes Care, a journal of the American Diabetes Association, on 60 people with type-2 diabetes who ingested small amounts of cinnamon daily. The study showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Mr. Panchi further states, “Of course, our stockholders should be cognizant of the fact that although we believe that we have acquired rights to biomedical technologies demonstrating significant potential in preliminary studies, these results have not been evaluated by the Federal Food and Drug Administration; and that continued research and development is required in order to determine whether this technology may lead to products which can be used in the treatment of diabetes or whether the ultimate commercialization of these technologies is unwarranted.”

PhytoMedical is not alone in seeking to develop promising biomedical technologies through CRADAs.  Examples of some well known technologies developed through CRADAs include:

- The National Cancer Institute’s CRADA with Bristol-Myers Squibb (NYSE: BMY), which resulted in the commercialization of Taxol®, the first anti-cancer agent to surpass $500 million in US sales, and since FDA approval, has generated over $9 billion in revenues;

- The CRADA between GlaxoSmithKline (NYSE: GSK) and the National Institute of Allergy and Infectious Diseases (NIAID), Centers for Disease Control and Prevention and the US Army, which resulted in the development and testing of Havrix®, the world’s first Hepatitis A vaccine; and

-  Aviron’s CRADA with NIAID which resulted in the commercialization of FluMist®, an influenza virus vaccine that has generated almost $80 million in revenues over the last two years. Aviron was acquired for $1.5 billion

Mr. Panchi concludes, “The savings afforded to us by our virtual company business model and our CRADA agreement will allow PhytoMedical to spend our resources in other areas, including searching for and developing new and complimentary technologies, as well as enhancing shareholder value and building name brand recognition in the investment and biotechnology fields. This will allow us, among other things, improved access to new technologies, potential scientific collaborations; it will also increase the chances of attracting new members to our advisory board and Board of Directors. Additionally, by being better known in the biomedical technology space and in the investment community,  our chances of obtaining research analyst coverage may improve and thereby, potentially making us  more attractive to new investors as, if, and when we enter the capital markets for financing.”

About PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc. (Symbol: PYTO), together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company focused on the identification, acquisition, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

BDC-03 Successful in Increasing Lean Muscle Mass and Reducing Body Fat Percentage

Named BDC-03, PhytoMedical’s first plant derived compound has pharmacologically active elements that have been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol would be a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

Polyphenolic Compounds Increase Sugar Metabolism by a Factor of 20

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association). The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. As the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year.

While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  In fact, research studies have shown that aqueous extracts of the most commonly consumed spice, cinnamon, improves the action of insulin and helps to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.

One study published in Diabetes Care, a journal of the American Diabetes Association, showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components found in cinnamon and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

At present, the Company does not currently have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration.

For additional information, please visit www.PhytoMedical.com

To receive future press releases via email, please visit: http://www.PhytoMedical.com/Alerts-Index.asp

To view the full HTML text of this release, please visit:

http://www.PhytoMedical.com/IR/PressReleases/20050405-1.html

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

PhytoMedical Technologies, Inc.

Karley Smith, Investor Relations

Phone: (800) 611-3388

Web Site: www.PhytoMedical.com